American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-9900, ext. 4

August 2008

To Our Dealer Friends,

As you may know, shares of our newest fund in the American Funds family, International Growth and Income Fund, will be available for sale to the public beginning October 1, 2008. International Growth and Income Fund will invest its assets primarily in equity securities of larger, well-established companies outside the United States.  The purpose of this notice is to amend your selling group agreement (the “Agreement”) with American Funds Distributors, Inc. to reflect the addition of the International Growth and Income Fund.

In consideration of the foregoing, the Agreement is amended as follows, effective October 1, 2008:

1.	The existing Schedule A to the Agreement is replaced in its entirety by the new Schedule A attached hereto.

*           *           *           *           *

The Agreement remains unchanged in all other respects.  Any order for Fund shares received by us beginning October 1, 2008 shall be deemed an acceptance of this amendment to your Agreement.

Very truly yours,

Kevin G. Clifford
President

Schedule A
October 1, 2008
(supersedes all previous versions of Schedule A – last version dated February 1, 2007)
	A	B	C	529-A	529-B	529-C	529-E	R-1	R-2	R-3	R-4	R-5
Category 1
AMCAP Fund	●	●	●	●	●	●	●	●	●	●	●	●
American Balanced Fund	●	●	●	●	●	●	●	●	●	●	●	●
American Funds Target Date Retirement Series	●	na	na	na	na	na	na	●	●	●	●	●
American Mutual Fund	●	●	●	●	●	●	●	●	●	●	●	●
Capital Income Builder	●	●	●	●	●	●	●	●	●	●	●	●
Capital World Growth and Income Fund	●	●	●	●	●	●	●	●	●	●	●	●
EuroPacific Growth Fund	●	●	●	●	●	●	●	●	●	●	●	●
Fundamental Investors	●	●	●	●	●	●	●	●	●	●	●	●
The Growth Fund of America	●	●	●	●	●	●	●	●	●	●	●	●
The Income Fund of America	●	●	●	●	●	●	●	●	●	●	●	●
International Growth and Income Fund	●	●	●	●	●	●	●	●	●	●	●	●
The Investment Company of America	●	●	●	●	●	●	●	●	●	●	●	●
The New Economy Fund	●	●	●	●	●	●	●	●	●	●	●	●
New Perspective Fund	●	●	●	●	●	●	●	●	●	●	●	●
New World Fund	●	●	●	●	●	●	●	●	●	●	●	●
SMALLCAP World Fund	●	●	●	●	●	●	●	●	●	●	●	●
Washington Mutual Investors Fund	●	●	●	●	●	●	●	●	●	●	●	●

Category 2
American High-Income Trust	●	●	●	●	●	●	●	●	●	●	●	●
American High-Income Municipal Bond Fund	●	●	●	na	na	na	na	na	na	na	na	na
The Bond Fund of America	●	●	●	●	●	●	●	●	●	●	●	●
Capital World Bond Fund	●	●	●	●	●	●	●	●	●	●	●	●
The Tax-Exempt Bond Fund of America	●	●	●	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of California	●	●	●	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Maryland	●	●	●	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Virginia	●	●	●	na	na	na	na	na	na	na	na	na
U.S. Government Securities Fund	●	●	●	●	●	●	●	●	●	●	●	●
Category 3
Intermediate Bond Fund of America	●	e	e	●	e	e	●	●	●	●	●	●
Limited Term Tax-Exempt Bond Fund of America	●	e	e	na	na	na	na	na	na	na	na	na
Short-Term Bond Fund of America	●	e	e	●	e	e	●	●	●	●	●	●

Category 4
The Cash Management Trust of America	●	e	e	●	e	e	●	●	●	●	●	●
The Tax-Exempt Money Fund of America	●	na	na	na	na	na	na	na	na	na	na	na
The U.S. Treasury Money Fund of America	●	na	na	na	na	na	na	●	●	●	●	●
Notes and symbols
Class F-1, Class F-2 and Class 529-F-1 shares are available pursuant to a separate agreement.
●        Share class is available
e       Share class is available for exchanges only
na        Share class is not available

[logo – American Funds®]

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-9900, ext. 4

August 2008

To Our Dealer Friends,

As you may know, shares of our newest fund in the American Funds family, International Growth and Income Fund, will be available for sale to the public beginning October 1, 2008.  International Growth and Income Fund will invest its assets primarily in equity securities of larger well-established companies outside the United States.  The purpose of this notice is to amend your institutional selling group agreement (the “Agreement”) with American Funds Distributors, Inc. to reflect this new fund.

In consideration of the foregoing, the schedule of Funds in the Agreement is amended in its entirety as follows effective October 1, 2008:

Schedule A
October 1, 2008
(supersedes all previous versions of Schedule A)

Category 1
AMCAP Fund
American Balanced Fund
American Mutual Fund
Capital Income Builder
Capital World Growth and Income Fund
EuroPacific Growth Fund
Fundamental Investors
The Growth Fund of America
The Income Fund of America
The Investment Company of America
International Growth and Income Fund
The New Economy Fund
New Perspective Fund
New World Fund
SMALLCAP World Fund
Washington Mutual Investors Fund

Category 2
American High-Income Trust
The Bond Fund of America
Capital World Bond Fund
Intermediate Bond Fund of America
Short-Term Bond Fund of America
U.S. Government Securities Fund

Category 3
The Cash Management Trust of America
U.S. Treasury Money Fund of America

*           *           *           *           *

The Agreement remains unchanged in all other respects. Any order for Fund shares received by us beginning October 1, 2008 shall be deemed an acceptance of this amendment to your Agreement.

Very truly yours,

Kevin G. Clifford
President